UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

Upright Growth Fund

March 31, 2005

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

 8

Statement of Operations………………………………………………………………………………..

9

Statements of Changes in Net Assets…………………………………………………………………..

10

Notes to the Financial Statements………………………………………………………………………

11

Financial Highlights……………………………………………………………………………………

13

Fund Expense…………………………………………………………………………………………..

14

Security Holding By Industry Sector…………………………………………………………………..

15

Trustees and Officers…………………………………………………………………………….…….

16

March 28,2005

Dear Investor:

We would like to present you the Semi-Annual Report of the Upright Growth Fund for the fiscal year from October 1, 2004 to March 31, 2005. The Fund produced a total return of 1.58%.  This compares to 5.9%( without dividend reinvestment) for the S&P 500 (large companies) and 5.4% for the NASDAQ Composite Index (mostly high-tech companies).

Market Review

Most of the industrial sectors suffered a downturn in 2004 except the energy, steel, and real estates sectors.  It has been a challenging year in investment management

The stock market did well in the fourth quarter 2004.  However, the market began a downtrend since January 2005.  The so-called January Effect, a seasonal market rebound after the yearend sell-off, did not occur this year as predicted.  The stock market was under pressure in the first quarter of 2005 due to high oil prices, rising interest rates, concern of inflation, increasing deficits in Federal budget and trades, and volatility due to hedge fund short selling.

Portfolio review

1.  Pacificare (PHS)

We initially purchased Pacificare at $8 per share in the early 2001.  Three months later, the price reached $18 per share, an increase of 125%.  However, the price dropped back to $6 due to the management challenges and the profit-taking pressure.  Based on our understanding of the medical and healthcare industry and the accurate analysis of Pacificare, we positioned the stock as a long term hold despite the pricing fluctuation.  The stock eventually shot up 7 folds in the past 5 years and we finally sold it in the range of $57-$63.  We will consider buying PHS back if the price falls to an attractive level.

2.  AES CP Inc (AES)

We took a small profit on AES in 2000 right before the stock price sank.  We repurchased the stock at $5 and acquired additional shares at around $8.  It is currently $15 per share.  It has proven to be an excellent buy and we believe there is still room to grow.

3.  Dell Computer

Dell was added to our Asset Management portfolio in 1992.  We intended to take advantage of the price fluctuation between twenty and fifty percent therefore never held the stock for long. We finally decided to buy and hold at the price of $25 when the high-tech stock got seriously hit.  With the well priced products and the excellent corporate management, this stock price has increased 57 to 133 times depending on the original prices since 1992.  Most investors probably owned Dell stocks onetime or the other.  Few had the patience to hold on to it to maximize the gains.  Patience is critical to the success of investment.

4.  UTSI

UTSI is the leader in the Voice Over IP space.  Their products secured the largest market share in China at one third of the conventional telephone fees.  The positive outlook triggered our interest to add the stock to our portfolio.  In addition, the senior management team members had acquired large amount of stocks over the past few year.  Usually the internal buy activities imply stock growth opportunity.

Unfortunately the stock priced dropped from $22 in early 2005 to around $7 in late May.  It severely impacted our portfolio performance.  The stock has growth potential at this price.  We will further discuss the risk and opportunity on this stock in future communications.

5.  Merck and Pfizer

These two largest US pharmaceutical companies have been under pressured despite of the increased earnings.  Merck’s Vioxx recall caused a drastic stock price downfall.  We increased our Merck shares by buying at $26 at the low and have been confidently watching the price going up to $33.  FDA has approved for Vioxx to return to the market, however, the unforeseen consequences of numerous lawsuits will deter the rebound of Merck stock price to its high.

We acquired additional Pfizer stocks at $24.  It is currently at around $28.  In addition to the growth potential, the high yield dividends are another reason to hold Pfizer and Merck stocks.  Besides, the pharmaceutical stocks are most reasonably priced in the ten-year history.

6.  Elan Corporation (ELAN)

In the last letter dated on November 29,2004, I mentioned“Elan has yet demonstrated operation profit…  However, Wall Street has generated tremendous momentum to push up the stock price. If the investors are willing to overpay for Elan stock today, they will soon find Pfizer stock extremely attractive…“.

We sold Elan between the prices of $22 and $27 and took a nice profit because we believe it was fair value at that time.  The price continued going up to $30.  Upon the negative announcement of the drug development, the price dropped straight down to $3.  Fortunately, we sold it at the right time and safeguard our investor’s wealth.  Also, Pfizer has been up around 10% since last letter.

Summary

Today S&P 500 is about 20% off from its high in 2000.  At the momentum, S&P 500 Index share could possibly profit $70 per share in 2005.  That signifies a 40% rise since 2000.  When corporate profits are up but the stock prices are down, we remain confident that the valuation will occur in time.  Stock prices always reflect corporate earnings eventually.  In addition to the focuses on corporate earnings/profits and the corporate management, we may adopt short term strategy to adjust to the market trends and may increase the number of short term trades.  We also plan to invest more in the medical and healthcare industries because the healthcare spending continues to go up every year which benefits the respective sector.

In closing, we appreciate your trust in the past.  Furthermore, we look forward to working with you to achieve higher financial results in 2005.

Sincerely,

/s/David Y.S. Chiueh

 Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2005

	1 -Year	5 - Year	Since Inception
Upright Growth Fund	(5.96)%	(7.29)%	(1.66)%
S&P 500 Index	6.69%	(3.16)%	0.77%
* Inception January 21, 1999

SCHEDULE OF INVESTMENTS

March 31st, 2005

Funiture – 1.10%	Number of Share	Market Value
La-Z-Boy Inc	5,000	69,650

Schools – 1.40%
Corinthian Colleges Inc *	5,500	86,460

Auto/Truck – 0.80%
General Motors Corp	1,600	47,024

Biotechnology – 6.60%
Amgen Incorporated *	5,100	296,871
Forbes Medi-Tech Inc *	35,000	73,500
Millennium Pharmaceutical *	5,000	42,100
		412,471

Building Industry – 0.50%
Champion Enterprises Inco *	3,000	28,200

Computer – 3.10%
Dell Inc *	4,900	188,258
Sun Microsystems Inc *	1,100	4,444
		192,702

Diversified Company – 2.20%
General Electric Company	2,000	72,120
Tyco Intl Ltd New	2,000	67,600
		139,720

Electronic – 6.70%
Corning Inc	1,600	17,808
Omnivision Technologies I *	6,500	98,475
R F Micro Devices Inc *	5,400	28,188
Sanmina Corp *	9,000	46,980
Vishay Intertechnology *	15,000	186,450
Vitesse Semiconductor Cp *	15,000	39,750
		417,651
SCHEDULE OF INVESTMENTS (CONTINUED) March 31st, 2005	- 4 -
Energy – 2.60%	Number of Share	Market Value
A E S Corp *	10,000	163,800

Financial Service – 2.00%
Cendant Corp	1,000	20,540
Citigroup Inc	2,000	89,880
Knight Trading Group *	1,200	11,568
		121,988

Healthcare – 5.50%
Pacificare Hlth Sys *	6,000	341,520

Household – 0.90%
Helen Of Troy Ltd *	2,000	54,760

Industrial Service – 3.70%
Geo Group Inc *	8,000	228,640

Leisure – 1.80%
Callaway Golf	1,400	17,920
Multimedia Games Inc *	12,000	93,120
		111,040

Medical – 29.30%
Andrx Group *	16,100	364,987
Biovail Corp *	18,000	271,440
King Pharmaceuticals Inc *	4,500	37,395
Mckesson Hboc Inc	900	33,975
Merck & Co Inc	10,000	323,700
Odyssey Healthcare Inc *	25,500	299,880
Pfizer Incorporated	15,000	394,050
Stemcells Inc *	10,000	31,500
Watson Pharmaceuticals *	2,000	61,460
		1,818,387

Networks – 1.30%
Cisco Systems Inc *	1,900	33,991
M D S I Mobile Data Solf *	3,000	17,970
Mcdata Corporation Cl A *	7,000	26,390
	- 5 -	78,351
SCHEDULE OF INVESTMENTS (CONTINUED) March 31st, 2005
Office Equipment & Supplies – 1.20%	Number of Share	Market Value
Xerox Corp	5,000	75,750

Oil – 0.20%
Transocean Offshore Inc	200	10,292

Semiconductor – 9.90%
Applied Materials Inc *	5,000	81,250
Cypress Semiconductor *	10,000	126,000
Intel Corp	4,000	92,920
Lsi Logic Corp *	17,500	97,825
Taiwan Semiconductr Adrf	9,126	77,388
Texas Instruments Inc	5,500	140195
		615,578

Software & Services – 1.70%
Oracle Corporation *	2,100	26,208
Redhat Inc *	7,000	76,370
		102,578

Storage Technology – 10.50%
E M C Corp Mass *	18,000	221,760
Network Appliance Inc *	2,000	55,320
Sandisk Corp *	13,500	375,300
		652,380

Telecommunication – 6.30%
Lucent Technologies Inc	5,000	13,750
Nokia Corp Spon Adr	7,000	108,010
Scientific-Atlanta Inc	2,500	70,550
Utstarcom Inc *	18,000	197,100
		389,410

Textile – 0.20%
Tommy Hilfiger Corp	1,,000	11,700

Tobacco – 0.80%
Philip Morris Cos Inc	800	52,312

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)
March 31st, 2005

Total Investments	$6,222,364

Liabilities Less Other Assets 0.15%	(9,323)
Total Net Assets 100.0%	$6,213,042

* Non-income producing security
ADR - American Depository Receipt

See accompanying notes to financial statements.

-

7 –

STATEMENT OF ASSETS AND LIABILITIES
March 31st, 2005 (UNAUDITED)

ASSETS:
Investment in securities, at value (cost $7,153,261)	$6,840,286
Dividends receivable	1,014
Security sales receivable	1,723,677
Total Assets	8,564,977

LIABILITIES:
Investment advisory fees accrued	23,801
Payable for investments purchased	2,305,585
Insurance fees accrued	905
Administrative fees accrued	7,140
Custody fees accrued	4,020
Auditors and legal fees accrued	3,441
Trustee fees accrued	1,994
Registration fees accrued	413
Miscellaneous	4,636
Total Liabilities	2,351,935

NET ASSETS	$6,213,042

NET ASSETS CONSIST OF:
Paid-in capital	6,662,392
Accumulated undistributed:
Net investment loss	(277,546)
Net realized gain(loss) on investment transactions	141,171
Net unrealized depreciation on investments	(312,975)

Total Net Assets	$6,213,042

Shares outstanding (Unlimited number of shares authorized)	690,202

Net Asset Value, Redemption Price Per Share	$ 9.00

Maximum offering price per share (3% sales charge)	$ 9.28

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
March 31st, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$ 10,093
Interest income	144
Total Investment Income	10,237
EXPENSES:
Investment advisory fees	46,341
Administrative fees	13,902
Custody fees	2,895
Professional fees	3,850
Blue Sky fees	364
Insurance fees	1,021
Other	4,990
Total Expenses	73,363

NET INVESTMENT LOSS	(63,126)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	239,806
Change in unrealized appreciation on investments - net	(115,676)
Total realized and unrealized appreciation on investments - net	124,130
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 61,004

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Unaudited Six months Ended Mar 31, 2005	Year ended Sep 30, 2004

OPERATIONS:
Net investment loss	$ (63,126)	$ (82,534)
Net realized gain (loss) on investments	239,806	(41,438)
Change in unrealized appreciation (depreciation)	(115,676)	270,953
Net increase in net assets from operations	61,004	146,981

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	468,604	1,751,394
Payments for shares redeemed	(13,176)	(46,258)
Net increase in net assets from capital share transactions	455,428	1,705,136

TOTAL INCREASE IN NET ASSETS	516,432	1,852,117

NET ASSETS:
Beginning of period	5,695,310	3,844,492

End of period	$6,213,042	$5,696,609

CHANGES IN SHARES OUTSTANDING:
Shares sold	48,982	186,898
Shares redeemed	(1,448)	(4,763)
Net increase in shares outstanding	47,534	182,135

NOTES TO FINANCIAL STATEMENTS

March 31, 2005

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures

       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At March 31, 2005, the Fund had a net capital gain approximately $240,000. The Fund had an accumulative operating loss approximately $276,000.

c)      Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)     Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2005

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended March 31, 2005 (excluding repurchase agreements and short-term securities), were as follows:

	Other than
	U.S. Govt	U.S. Govt.
	Securities	Securities

Purchases	$4,626,010	-
Proceeds from sales	2,752,060	-

As of March 31, 2005, the gross unrealized appreciation for all securities totaled $656,808 and the gross unrealized depreciation for all securities totaled $969,784 or a net unrealized depreciation of $312,976. The aggregate cost of securities for federal income tax purposes at March 31, 2005 was $7,163,636.  During the six months ended March 31, 2005, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to  receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued$23,801 of adviser fees through March 31, 2005.  During the six months ended March 31, 2005 the fund paid $44,512 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $7,140 of administrative fees through March 31, 2005. During the year ended March 31, 2005, the Fund paid $13,354 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charges of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

6. CAPITAL SHARE TRANSACTIONS

Transactions  in capital shares were as follows:

	For the six month ended		For the year ended
	March 31, 2005		September 30, 2004
Shares sold	48,982	$468,604	182,135	$1,705,136
Shares redeemed	1,448	13,176

Net capital share
transactions	47,534	$455,428	182,135	$1,705,136

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

		Year ended September 30
	Six Month Year Ended Mar 31, 2005	2004	2003	2002	2001

PER SHARE DATA
Net asset value, beginning of period	8.86	8.35	$5.51	$8.65	$13.29
Investment operations:
Net investment loss	(0.94)	(0.14)	(0.12)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	1.08	0.65	2.96	(3.05)	(4.53)
Total from investment operations	0.14	0.51	2.84	(3.14)	(4.64)
Less distributions:
From net investment income

Net asset value, end of year	$9.00	$8.86	$8.35	$5.51	$ 8.65
TOTAL RETURN	1.58%	6.11%	51.54%	(36.2)%	(34.9)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,213	$5,696	$3,845	$2,186	$2,321
Ratio of net expenses to average net assets	2.35%	2.15%	2.48%	2.24%	2.85%
Ratio of net investment income (loss) to average net assets	(1.14)%	(1.55)%	(2.38)%	(1.91)%	(1.05)%
Ratio of net expenses to average net assets- without fee waiver	2.35%	2.15%	2.48%	2.24%	2.85%
Ratio of net investment income to average net assets - without fee waiver	(1.14)%	(1.55)%	(2.38)%	(1.91)%	(1.05)%
Portfolio turnover rate	42.65%	37.76%	20.40%	9.52%	19.16%

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2004 through March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period ” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2004	March 31, 2005	October 1, 2004 to March 31, 2005

Actual	$1,000.00	$1,004.04	$11.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.21	$11.80

* Expenses are equal to each Fund's annualized expense ratio of 2.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2005

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date:               5/31/05

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:               5/31/05

-

18 –

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 21, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable..

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 8, 2005

* Print the name and title of each signing officer under his or her signature.